UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 3, 2007

VIVID LEARNING SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-116255	42-1623500
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5728 Bedford Street, Pasco, WA 99301
(Address of principal executive offices) (Zip code)

(509) 545-1800
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b)	On June 29, 2007, the employment arrangement between Christopher L. Britton, Chief Executive Officer, and the Company was terminated, effective immediately.

(c)	(1)	Effective June 29, 2007, Sandra I. Muller assumed the position of Acting Chief Executive Officer of the Company.

(2)
 Ms. Muller is 50 years old. Ms. Muller has been a licensed attorney since 1983 in the State of Washington. Ms. Muller has over 20 years of contracting experience and has been involved in mergers, acquisitions, and all aspects of contract administration - from development of rate structures to client interaction, proposal preparation, negotiation, and subcontract administration. Ms. Muller has a BAE in Communications from Arizona State University and a JD from Willamette University School of Law. Ms. Muller holds 127,983 shares of the Registrant. From 1998 to present, Ms. Muller has served as General Counsel and Vice President of Administration for the Company, as well as General Counsel for the Company’s former majority shareholder, Nuvotec USA, Inc. Ms. Muller is expected to continue in this capacity in addition to her position as Acting Chief Executive Officer.

(3)	Ms. Muller is employed under the terms of a standard offer of employment and will not be provided an employment agreement.

(d)	(1)
Diehl R. Rettig has been elected to fill a position on the Board of Directors of the Company pursuant to a vote of the Board of Directors held June 29, 2007. Robert J. Turner resigned as Audit Committee Chairman due to time constraints, but will remain on the Audit Committee. Mr. Rettig will assume the role of Chairman of the Company’s Audit Committee. Mr. Rettig holds 161,607 shares of the Registrant.

(2)	There are no arrangements or understandings between Mr. Rettig and any other persons related to Mr. Rettig’s selection as a Director of the Company.

(3)	Mr. Rettig has been named to the Company’s Audit and Compensation Committees.

(4)	There have not been and are not any transactions between Mr. Rettig and Registrant in which Mr. Rettig had or has a direct or indirect material interest.

Item 8.01 Other Events.

On May 17, 2007, the Company filed a Form 8-K announcing that it had signed a letter of intent to acquire Portland, Oregon-based Via Training, LLC. Negotiations regarding that transaction have ceased and all agreements between the parties have been terminated.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIVID LEARNING SYSTEMS, INC.

Date: July 3, 2007	By:	/s/ Sandra I. Muller
Name: Sandra I. Muller
Title: Acting Chief Executive Officer

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